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                                                                EXHIBIT  10.1(c)

                      SECOND AMENDMENT TO STOCK TRANSFER
                      ----------------------------------
                       RESTRICTION AND VOTING AGREEMENT
                       --------------------------------


     THIS SECOND AMENDMENT TO STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT (this "Amendment"), is executed as of the 14th day of December, 1995, by and
                                           -----
among Travis Boats & Motors, Inc., a Texas corporation (the "Company") and the shareholders of the Company, all of whose signatures appear below (the "Shareholders").


                              R E C I T A L S:
                              - - - - - - - -


     WHEREAS, the Shareholders and the Company have entered into that certain Stock Transfer Restriction and Voting Agreement, dated as of January 1, 1992, and amended as of January 3, 1995 (the "Stock Restriction Agreement"), pursuant to which the sale and transfer of the Company's common stock is restricted;

     WHEREAS, the Company is contemplating the issuance of common stock pursuant to an initial public offering ("IPO");

     WHEREAS, the Shareholders and the Company wish to amend certain provisions of the Stock Restriction Agreement in contemplation of the IPO; and

     WHEREAS, in the event the Company successfully completes the IPO, the Shareholders and the Company wish to terminate the Stock Restriction Agreement.


                              A G R E E M E N T:
                              - - - - - - - - -


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Termination of Stock Restriction Agreement. Upon consummation of the
          ------------------------------------------
IPO, the Stock Restriction Agreement shall be terminated and the sale and transfer of Company common stock shall not be restricted in any manner whatsoever by the terms of the Stock Restriction Agreement. Except as provided below, the Stock Restriction Agreement shall remain in effect until the IPO has been consummated.
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     2.   Waiver of Section 2 of Stock Restriction Agreement. The provisions of
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Section 2 of the Stock Restriction Agreement, including but not limited to the right of first refusal, shall be waived as of the date of execution of this Amendment for the sole purpose of permitting the Shareholders of the Company to participate in the IPO. In the event the IPO is not consummated on or before June 30, 1995, this waiver of Section 2 shall expire and the provisions of
Section 2 shall become applicable and enforceable.

     3.   Waiver of Section 3 of Stock Restriction Agreement. The provisions of
          --------------------------------------------------
Section 3 of the Stock Restriction Agreement, regarding the fixed purchase price for shares upon the death of a shareholder shall be waived. In the event the IPO is not consummated on or prior to June 30, 1995, this waiver of Section 3 shall expire and the provisions of Section 3 shall become applicable and enforceable.

     4.   General Waiver. By this Amendment, the Shareholders do hereby waive
          --------------
any other provisions of the Stock Restriction Agreement not mentioned herein that will, in any manner whatsoever, limit the ability of the Company to offer stock pursuant to the IPO.

     5.   Counterparts. This Amendment may be executed in multiple counterparts.
          ------------
All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.

                                       2
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                                             "COMPANY"

                                             TRAVIS BOATS & MOTORS, INC.


                                             /s/ Mark T. Walton
                                             -----------------------------------
                                             Mark T. Walton, President


                                             "SHAREHOLDERS"


                                             /s/ E. D. Bohls
                                             -----------------------------------
                                             E. D. Bohls


                                             /s/ James Bohls
                                             -----------------------------------
                                             James Bohls



                                             /s/ Kelly Harber
                                             -----------------------------------
                                             Kelly Harber



                                             /s/ Mike Perrine
                                             -----------------------------------
                                             Mike Perrine



                                             /s/ John Brooks Ranier
                                             -----------------------------------
                                             John Brooks Ranier



                                             /s/ R.C. Siddons
                                             -----------------------------------
                                             R.C. Siddons


                                             /s/ Joe Simpson
                                             -----------------------------------
                                             Joe Simpson



                                             /s/ Mark T. Walton
                                             -----------------------------------
                                             Mark T. Walton

                                       2
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                                             /s/ Billy Breed
                                             -----------------------------------
                                             Billy Breed


                                       3
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                                             /s/ Charlie Bell
                                             -----------------------------------
                                             Charlie Bell

                                       4
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                                             /s/ Jesse Cox
                                             -----------------------------------
                                             Jesse Cox

                                       5
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                                             /s/ Rob Harrell
                                             -----------------------------------
                                             Rob Harrell

                                       6
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                                             /s/ Ray Leydecker
                                             -----------------------------------
                                             Ray Leydecker

                                       7
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                                             /s/ Jim McManus
                                             -----------------------------------
                                             Jim McManus

                                       8
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                                             /s/ Ron Spradling
                                             -----------------------------------
                                             Ron Spradling

                                       9